                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                          ENDED JANUARY 31, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]
Seeks to provide a guaranteed return of investment on the designated maturity date to investors who reinvest all dividends and hold their shares to the maturity date, and seeks to provide a total return, a combination of capital growth and income

Kemper
Target Equity Fund

Kemper
Worldwide 2004 Fund

                     "...The global tottering of equity and
                bond markets moved the Federal Reserve Board to
                    do something twice within one month that
            it had not done since 1996 -- cut interest rates.  ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
LARGEST HOLDINGS
9
PORTFOLIO OF INVESTMENTS
13
FINANCIAL STATEMENTS
15
NOTES TO FINANCIAL STATEMENTS
18
FINANCIAL HIGHLIGHTS
19
SHAREHOLDERS' MEETING

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER WORLDWIDE 2004 FUND
TOTAL RETURN*
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED JANUARY 31,1999
(UNADJUSTED FOR ANY SALES CHARGE)


--------------------------------------------------------------------------------
KEMPER WORLDWIDE 2004 FUND                  2.59%
--------------------------------------------------------------------------------

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. INVESTMENT IN FOREIGN SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING CURRENCY EXCHANGE RATES, GOVERNMENT REGULATION AND DIFFERENCES IN LIQUIDITY.

* TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS. DURING THE PERIOD NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                   AS OF      AS OF
                                  1/31/99    7/31/98
--------------------------------------------------------------------------------
KEMPER WORLDWIDE 2004 FUND         $10.47     $11.77
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER WORLDWIDE 2004 FUND
RANKINGS AS OF 1/31/99
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER BALANCED TARGET MATURITY CATEGORY**

--------------------------------------------------------------------------------
KEMPER WORLDWIDE 2004 FUND
--------------------------------------------------------------------------------
1-YEAR            #8 of 13 funds
--------------------------------------------------------------------------------
3-YEAR            #8 of 12 funds
--------------------------------------------------------------------------------

** LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES
   IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------
DURING THE SIX-MONTH PERIOD ENDED JANUARY 31, 1999, KEMPER WORLDWIDE 2004 FUND PAID THE FOLLOWING DIVIDENDS PER SHARE:


                   INCOME     SHORT-TERM     LONG-TERM
                  DIVIDEND   CAPITAL GAIN   CAPITAL GAIN
--------------------------------------------------------------------------------
    KEMPER
    WORLDWIDE
    2004 FUND      $0.42        $0.09          $1.07
--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[MORNINGSTAR EQUITY STYLE BOX]

Source: Morningstar, Inc., Chicago, IL 312-696-6000. The Equity Style Box placement is based on a fund's price-to- earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

THE STYLE BOX REPRESENTS A SNAPSHOT OF A FUND'S PORTFOLIO ON A SINGLE DAY. PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY-TO-DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

CURRENCY DEVALUATION A significant decline of a currency's value relative to other currencies, such as the U.S. dollar. This may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing an investment's total return.

EUROPEAN MONETARY UNION An economic and monetary unification of European countries to introduce a single currency and create a more economically competitive region.

LIQUIDITY A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

If you think the first quarter of 1999 has seemed rather anticlimactic compared to 1998, you're not alone. The year began with a quiet bang in the U.S. stock market, with the Dow Jones Industrial Average hitting an all-time high of 9643 points in the first week of January. While stock market volatility has continued, it seems to be phasing investors less and less. Even global events are being taken in stride. Europe's Economic and Monetary Union (EMU) was launched without much notice. And when Brazil's economy recently took a turn for the worse, Wall Street was only mildly concerned. Also contributing to today's laid-back attitude -- the impeachment trial of President Clinton has all but fizzled into obscurity without significantly affecting the U.S. economy or markets.

  Indeed, the U.S. economy looks good. The fundamentals by which we measure the state of the economy remain strong. We continue to see solid consumer spending growth, continued investment spending and low inflation. This suggests that there are no internal problems for continued U.S. economic growth.

  Additionally, we can expect the Federal Reserve Board to keep short-term interest rates steady. On February 3, the Fed left interest rates unchanged. It is likely that this "hands-off" approach will continue at the Fed's March 30 meeting, particularly if U.S. inflation remains in check and there is a degree of financial instability in the international arena.

  The U.S. budget surplus for 1998 came in at $60 billion, with another budget surplus of between $80 billion and $100 billion expected for fiscal 1999. Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained steady. GDP, driven by consumer spending, is expected to grow at an annualized rate of approximately 3 to 3.5 percent in 1999. We also anticipate modest capital spending growth and inventory growth.

  The consumer price index (CPI) remains in the vicinity of 2 percent. However, energy prices, which were down 6 to 7 percent last year and helped keep the CPI down, are unlikely to remain so low this year. For 1999, inflation should register at 2 to 2.5 percent.

  Employment growth has slowed to 2 percent, but combined with real wage growth of between 2 percent and 2.5 percent, produces real income growth between 4 percent and 5 percent. In addition, gains in household net worth, which tends to fuel consumer spending, are on the rise. Banks appear to be only a little less willing to lend in 1999, so the threat of a general credit crunch is minimal. As a result of all these factors, consumer spending should continue to grow this year.

  On a less positive note, corporate profits have slowed in 1999, growing at a rate of 1 percent to 3 percent on a year-over-year basis. As a result, we may see a slowdown in capital spending this year. The current U.S. account deficit is rising, which suggests the U.S. economy is increasingly dependent on foreign capital inflows to finance its economic activity. This is acceptable as long as foreign money continues to flow in. But if foreign investors, particularly the Japanese, no longer wish to invest in the United States, we can expect pressure on interest rates and the dollar, as well as increased uncertainty and market volatility.

  Given the events of the last two years, investors may be comforted by the fact that the U.S. markets and economy have withstood the test of tumultuous times. While certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, continue to recover and grow. As long as the Fed and the Group of Eight leading industrial nations (G8) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as some analysts expected. Indeed, Asian turmoil has not affected U.S. export

ECONOMIC OVERVIEW

-------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
-------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

     THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                 [BAR GRAPH]

                                           NOW (2/28/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate(1)                           5                   5.34                   5.57                   6.42
Prime rate(2)                                   7.75                    8.5                    8.5                   8.25
Inflation rate(3)                                1.6                   1.68                   1.63                   3.04
The U.S. dollar(4)                             -1.53                   8.17                   5.05                   7.67
Capital goods orders(5)*                        5.53                   3.05                  12.61                   3.93
Industrial production(5)*                       1.72                   2.71                   5.92                   6.44
Employment growth(6)                            2.23                   2.69                   2.78                   2.47

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
    *DATA AS OF JANUARY 31, 1999.


SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


volumes as much as it has lowered import prices and helped reduce global interest rates.

  Ultimately, Europe's recently inaugurated EMU is likely to bring more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to ease fiscal and monetary policy, foster growth and reduce unemployment. It's going to be interesting to watch as the monetary union continues to evolve. One lesson for investors -- particularly those with international holdings -- is to diversify. With the democratization of the world, the globalization of trade and more free market economies at our fingertips, international markets are becoming more and more attractive. But if you subscribe to the concept of international investment, be cautious -- don't put all of your investment eggs in one basket (i.e. country or region).

  Other key elements to watch in 1999: the race for the next presidency and information technology preparedness for the year 2000. And remember, while it is nearly impossible to predict the next big crisis, preparedness through diversification and risk management are key.

  Thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ John E. Silvia

John E. Silvia

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN E. SILVIA AS OF MARCH 8, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

PERFORMANCE UPDATE

[DEXTER PHOTO]

STEPHEN DEXTER IS A MEMBER OF SCUDDER KEMPER INVESTMENTS GLOBAL EQUITY GROUP AND IS CO-LEAD PORTFOLIO MANAGER OF KEMPER WORLDWIDE 2004 FUND. STEVE HAS GEOGRAPHIC RESPONSIBILITY FOR LATIN AMERICA, AFRICA, CANADA, ASIA, AUSTRALIA AND NEW ZEALAND. HE JOINED SCUDDER KEMPER INVESTMENTS, INC. AS AN EQUITY ANALYST IN 1986 AND HAS TWICE BEEN NAMED "BEST OF THE BUY SIDE" BY INSTITUTIONAL INVESTOR. STEVE RECEIVED A BACHELOR'S DEGREE IN ECONOMICS AND AN M.B.A. IN FINANCE FROM THE UNIVERSITY OF WISCONSIN. HE HAS ALSO GRADUATED FROM THE WISCONSIN APPLIED SECURITIES ANALYSIS PROGRAM.

[SLENDEBROEK PHOTO]

MARC SLENDEBROEK JOINED SCUDDER KEMPER INVESTMENTS IN 1994 AND IS BASED IN OUR LONDON OFFICE. AS CO-LEAD PORTFOLIO MANAGER OF KEMPER WORLDWIDE 2004 FUND HE FOCUSES ON THE EUROPEAN REGION. PRIOR TO JOINING SCUDDER KEMPER INVESTMENTS, MARC WAS WITH KLEINWORT BENSON SECURITIES IN LONDON WHERE HE WAS MANAGER OF DUTCH RESEARCH. HE ALSO WORKED FOR ENSKILDA SECURITIES IN LONDON AS AN EQUITY ANALYST. MARC HOLDS A MASTER'S DEGREE IN CIVIL LAW FROM THE UNIVERSITY OF LEIDEN, IN THE NETHERLANDS. HE IS FLUENT IN ENGLISH, DUTCH, GERMAN, SWEDISH, AND NORWEGIAN.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

THIS FISCAL PERIOD BEGAN AND ENDED WITH MARKET VOLATILITY CAUSED BY CURRENCY DEVALUATIONS IN RUSSIA AND BRAZIL. WHILE FILLING OUT THE MIDDLE MONTHS, OCTOBER THROUGH DECEMBER SAW GLOBAL MARKETS RALLY. FOLLOWING, CO-LEAD PORTFOLIO MANAGERS STEPHEN DEXTER AND MARC SLENDEBROEK DISCUSS THE MARKETS AND KEMPER WORLDWIDE 2004 FUND'S PERFORMANCE.

Q      CAN YOU PROVIDE AN OVERVIEW OF THE EVENTS THAT DROVE INTERNATIONAL
MARKETS FROM AUGUST 1998 THROUGH JANUARY 31, 1999?

A      This fiscal period began and ended with uncertainty as the economic problems in Russia and Latin America came to the world's attention. In August, the Russian debt default set world markets on edge and caused investors to flee to safer ground. The global tottering of equity and bond markets moved the Federal Reserve Board to do something twice within one month that it had not done since 1996 -- cut interest rates, by 0.25 percent on September 29 and by the same amount on October 16. The second cut finally had the effect the Fed was looking for -- appeasing markets. Several European markets mirrored these cuts. This combined effort effectively showed a global commitment to supporting economies worldwide. This show of support sparked a second rally in the fourth quarter. But, after much speculation, the Brazilian currency faltered in January with a devaluation that again sent shockwaves across all markets.

       There were times when developed markets swung 10 percent in a single day due largely to shifts in investor sentiment. Banking stocks, for example, saw dramatic drops following the Russian debt default due to investor fears that these large institutions would suffer if loans made in emerging regions went unpaid. Then, during the fourth quarter rally, we saw strong companies founder and leveraged firms flourish, sometimes against common sense.

Q      KEMPER WORLDWIDE 2004 FUND WAS UP 2.59 PERCENT FOR THE SIX-MONTH PERIOD.
BY COMPARISON, THE MSCI EAFE INDEX*, AN ALL-EQUITY INTERNATIONAL MARKET INDEX, WAS UP 2.32 PERCENT. WHAT WAS YOUR INVESTMENT APPROACH AND HOW DID THIS ENABLE YOU TO OUTPACE THE INDEX?

A      We've always focused on the fundamentals of valuation and growth to try and achieve a strong, long-term track record. We don't change the way we run the fund to suit short-term circumstances. We're facing a different environment today where deflation is a major concern rather than inflation. We haven't experienced this since the 1950s. In a deflationary environment, a company cannot simply increase the cost of its products to boost profit margins. With this in mind, we looked for companies that are aware of this difference and are adjusting their business approach for this new environment. Management needs to know how to cut costs and use the capital they do have at a greater rate.

       While we made some adjustments late in the period, our focus on Europe was a positive for performance. Europe is the only major non-U.S. region offering ongoing profit growth, strong consumer spending and continued restructuring in industries to maximize profit margins.

PERFORMANCE UPDATE

This mirrors the restructuring that American companies implemented so successfully in the early 1980s. In addition, the run up to the launch of a single currency on January 1, 1999 forced markets such as Spain and Italy to bring their interest rates in line with their European neighbors which was very positive for these markets and their economies.

       As we mentioned, markets outside of Europe took some dramatic turns during the period. Nearly all global markets fell sharply in August but then an October rebound allowed recent market dogs to have their day as Latin American and Southeast Asian markets surged. We missed some short-term gains offered by this bounce because of our practice of limiting exposure to emerging markets in this fund but, the January devaluation in Brazil wiped much of the previous month's moves off the board. We saw, and continue to see, ongoing political and economic strife and eroding fundamentals in these markets. Until we see true steps taken to create political, economic and currency stability in the emerging markets, we are likely to steer clear of them. We won't attempt to ride a bucking market trend to try and capture some incremental returns.

* THE MSCI EAFE INDEX IS A GENERALLY ACCEPTED BENCHMARK OF STOCK MARKET PERFORMANCE IN EUROPE, AUSTRALIA AND THE FAR EAST.

Q      A SIGNIFICANT PORTION OF THIS FUND IS MADE UP OF ZERO COUPON BONDS. HOW
DID THEIR PERFORMANCE IMPACT THE PORTFOLIO?

A      The zero coupon bonds were a positive contributor to overall performance.
During the upheaval we saw in equity markets in August, the "zeros" offered a degree of stability to the portfolio. When rates were decreased in September and October, the zero coupon bond component of the fund benefited because of their inverse relationship to interest rates: when rates come down, bond performance goes up.

Q      HOW HAVE YOUR ALLOCATIONS CHANGED DURING THE SIX MONTHS?

A      Within Europe, our biggest increase was in the United Kingdom. It has been underperforming the region and, as a result, is offering very attractive stock valuations. The UK has also been cutting interest rates, which should be positive for the economy going forward. Similarly, we increased exposure to France as recent rate cuts are expected to benefit their lagging economy. As we moved into 1999, we did decide to rebalance the portfolio slightly, taking down our overall European exposure to look for value in other regions.

       Some profits taken from Europe were selectively reinvested in Japan. While this market continues to struggle with the effects of a recession, we are starting to find better value in certain industries.

       We also decreased our Canadian exposure. Canada is a politically stable country and we found some good value and growth stories there but we sold a few Canadian positions to invest the money in other markets where we are seeing better growth opportunities overall.

Q      WHAT ABOUT BUSINESS SECTORS -- WHAT KINDS OF COMPANIES WITHIN THESE
REGIONS LOOK PROMISING, AND CAN YOU SHARE SOME PERFORMANCE STORIES WITH US?

A      In Europe, we are still very attracted to corporate services. This area supports the European trend toward corporate restructuring. In the UK, Rentokil, a provider of a wide range of corporate services, has been a very strong performer. We've also benefited from our heavy emphasis on telecommunications holdings, a sector that has been booming in Europe. German-based Mannesman and Telecom Italia were top performers for the fund in this sector.

       In Japan our focus has mainly been in the outsourcing and technology industries. Bellsystems 24 is a Japanese call center company that has done very well for us. Murata Manufacturing, an electronics components manufacturer, has also been a top performer.

       We did own some poorer performers too. Kimberly Clark de Mexico is a very well run consumer products company that we felt could still prosper in a difficult economy. However, its performance tracked the Mexican market and dropped when emerging markets were hit. Petro-Canada was also weak due to declining oil prices. Finally, Sony is a company with great management and phenomenal technology that was unfortunately hurt by the global slowdown. The company is still fundamentally very strong so we are holding on to it because, over the long haul, it could reward handsomely.

Q      IN JANUARY 1999, THE SINGLE EUROPEAN CURRENCY, THE EURO, WAS LAUNCHED.
HOW DO YOU EXPECT THE CONVERSION TO AFFECT YOUR MANAGEMENT OF THE FUND?

A      In terms of how to position the fund to profit from the European Economic and Monetary Union (EMU), we feel that game

PERFORMANCE UPDATE

has already been played. Going forward, the direct management of the European component of the fund will not change significantly. Our bottom-up process remains in place. The convergence to a single currency should boost consumer spending in Europe as well as increase outside investor interest. With Europe operating for the first time as a single market, pricing differences on similar products will be much more difficult for companies to sustain, which is also good for inflation. In industrial as well as consumer products we are seeing some significant price cuts.

       Our thoughts are focused on what the impact of the closer integration of Europe will be on several industries. Do not forget that an integral part of the euro introduction has been the creation of competitive markets in previously national or non-liberalized industries. There are significant opportunities for utility, telecommunications and corporate services. Companies that operate in a low cost environment can now enter new markets previously closed to outside competition or to operators that have been enabled to cut costs through deregulation.

Q      SO WHERE DO YOU SEE THINGS GOING FROM HERE?

A      We are positive about the prospects for Europe. We believe this region is poised to generate superior economic and profit performance versus the United States in the near future. We are seeing a new shareholder focus among European companies that, historically, did not appreciate the value of rewarding investors. These companies are increasing dividend payments, buying back shares and cleaning up the corporate profiles. They are also streamlining operations to focus on business areas of strength while eliminating peripheral businesses dragging down the bottom line. If you consider the success of U.S. corporations that began restructuring in the early 1980s, you see the potential for European companies (of course past performance cannot predict future results). Europe is only a year or two into this process. They have a long, long way to go. A similar restructuring trend seems to be kicking-off in Japan as well.

Q      ARE THERE ANY RISKS TO THIS OUTLOOK?

A While valuations seem in line with the current interest rate environment, an increase in rates could negatively impact Europe. A second risk as we move through 1999 to the year 2000, is a growing concern about the millennium bug. As coverage of this issue heightens throughout the year, we could see some backlash in the markets.

       We recognize that volatile market conditions, like those seen during recent months, make it difficult to focus on the significant potential that remains in developed international markets. However, we firmly believe the investor who is comfortable riding through some bumpy market patches may be rewarded as huge economic regions such as Europe and Japan finally hit their full stride.

LARGEST HOLDINGS

THE FUND'S 20 LARGEST STOCK HOLDINGS*
Representing 56.9 percent of the fund's total common stocks on January 31, 1999

---------------------------------------------------------------------------------------
               HOLDINGS                                                         PERCENT
---------------------------------------------------------------------------------------
1.             AAPT LIMITED                                                       5.4%
               AUSTRALIA
---------------------------------------------------------------------------------------
2.             KONINKLIJKE AHOLD                                                  3.9%
               NETHERLANDS
---------------------------------------------------------------------------------------
3.             GLAXO WELLCOME                                                     3.8%
               UNITED KINGDOM
---------------------------------------------------------------------------------------
4.             BANK OF IRELAND                                                    3.5%
               IRELAND
---------------------------------------------------------------------------------------
5.             EMPRESA NACIONAL DE                                                3.2%
               ELECTRICIDAD
               SPAIN
---------------------------------------------------------------------------------------
6.             TELECOM ITALIA                                                     3.2%
               ITALY
---------------------------------------------------------------------------------------
7.             BCE                                                                3.0%
               CANADA
---------------------------------------------------------------------------------------
8.             NOVARTIS                                                           2.9%
               SWITZERLAND
---------------------------------------------------------------------------------------
9.             KONINKLIJKE NUMICO                                                 2.9%
               NETHERLANDS
---------------------------------------------------------------------------------------
10.            NIDEC                                                              2.6%
               JAPAN
---------------------------------------------------------------------------------------
11.            BRITISH TELECOM                                                    2.6%
               UNITED KINGDOM
---------------------------------------------------------------------------------------
12.            RENTOKIL INITIAL                                                   2.6%
               UNITED KINGDOM
---------------------------------------------------------------------------------------
13.            GETRONICS                                                          2.4%
               NETHERLANDS
---------------------------------------------------------------------------------------
14.            VIAG                                                               2.4%
               GERMANY
---------------------------------------------------------------------------------------
15.            BELLSYSTEM 24                                                      2.4%
               JAPAN
---------------------------------------------------------------------------------------
16.            VODAFONE GROUP                                                     2.2%
               UNITED KINGDOM
---------------------------------------------------------------------------------------
17.            MANNESMANN                                                         2.1%
               GERMANY
---------------------------------------------------------------------------------------
18.            NESTLE                                                             2.0%
               SWITZERLAND
---------------------------------------------------------------------------------------
19.            ST. GEORGE BANK                                                    1.9%
               AUSTRALIA
---------------------------------------------------------------------------------------
20.            FUJI PHOTO FILM CO.                                                1.9%
               JAPAN
---------------------------------------------------------------------------------------

*THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER WORLDWIDE 2004 FUND

PORTFOLIO OF INVESTMENTS AT JANUARY 31, 1999 (UNAUDITED)
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL
                                                                                              AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
OBLIGATIONS--63.5%
                                           U.S. Treasury, zero coupon, 2004
                                           (Cost: $17,189)                                $    28,200      $19,958
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                                SHARES      VALUE
----------------------------------------------------------------------------------------------------------------------
EUROPE
----------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--6.8%
                                           Glaxo Wellcome, PLC
                                             PHARMACEUTICAL COMPANY                            12,982shs.      438
                                           British Telecom, PLC
                                             TELECOMMUNICATION SERVICES                        19,100          293
                                           Rentokil Initial, PLC
                                             ENVIRONMENTAL SERVICES COMPANY                    39,700          293
                                           Vodafone Group, PLC
                                             TELECOMMUNICATION SERVICES                        12,845          250
                                      (a)  Orange, PLC
                                             OPERATOR OF DIGITAL MOBILE TELEPHONE
                                             NETWORK                                           13,550          201
                                           BBA Group, PLC
                                             MANUFACTURER OF AUTOMOTIVE COMPONENTS AND
                                             INDUSTRIAL MATERIALS                              31,152          195
                                           Royal Bank of Scotland
                                             BANK                                              10,170          181
                                           National Westminster Bank
                                             BANK                                               7,587          140
                                           BP Amoco, PLC
                                             MAJOR INTEGRATED WORLD OIL COMPANY                 8,619          117
                                           Marks & Spencer, PLC
                                             CONSUMER GOODS AND FOODS RETAILER                  6,900           41
                                           ---------------------------------------------------------------------------
                                                                                                             2,149
----------------------------------------------------------------------------------------------------------------------
NETHERLANDS--5.4%
                                           Koninklijke Ahold, N.V.
                                             INTERNATIONAL FOOD RETAILER                       11,631          452
                                           Koninklijke Numico, N.V.
                                             NUTRITIONAL FOOD MANUFACTURER                      6,800          333
                                           Getronics, N.V.
                                             PROVIDER OF COMPUTER INSTALLATION AND
                                             MAINTENANCE SERVICES                               5,400          275
                                           Aalberts Industries
                                             CAPITAL GOODS AND COMPONENTS                       7,280          182
                                           ING Groep, N.V.
                                             INSURANCE AND FINANCIAL SERVICES                   2,987          174
                                           Vedior N.V. CVA
                                             TEMPORARY EMPLOYMENT SERVICES                      9,000          171
                                           Unique International, N.V.
                                             OPERATOR OF RETAIL CLOTHING STORES,
                                             EMPLOYMENT AGENCIES, TECHNICAL TRADE
                                             SCHOOLS AND ENGINEERING SERVICES                   5,203          113
                                           AEGON Insurance Group, N.V.
                                             INSURANCE COMPANY                                     11            1
                                           ---------------------------------------------------------------------------
                                                                                                             1,701
----------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                                SHARES       VALUE
----------------------------------------------------------------------------------------------------------------------
FRANCE--2.7%
                                           Television Francaise
                                             TELEVISION BROADCASTING                              980      $   195
                                           Suez Lyonnaise des Eaux, S.A.
                                             WATER UTILITY                                        926          191
                                           AXA S.A.
                                             INSURANCE GROUP PROVIDING INSURANCE,
                                             FINANCE AND REAL ESTATE SERVICES                   1,310          190
                                           Groupe Danone
                                             PRODUCER OF PACKAGED FOODS AND BEVERAGES             465          131
                                           Elf Aquitaine, S.A.
                                             OIL AND GAS PRODUCER                               1,000          108
                                           Compagnie Francaise d'Etudes et de
                                             Construction Technip
                                             DESIGNS AND CONSTRUCTS INDUSTRIAL
                                             FACILITIES                                           391           35
                                           ---------------------------------------------------------------------------
                                                                                                               850
----------------------------------------------------------------------------------------------------------------------
GERMANY--2.6%
                                           VIAG, A.G.
                                             PROVIDER OF ELECTRICAL POWER AND NATURAL
                                             GAS SERVICES, ALUMINUM PRODUCTS,
                                             CHEMICALS, CERAMIC AND GLASS                         500          271
                                           Mannesmann A.G.
                                             DIVERSIFIED CONSTRUCTION AND TECHNOLOGY
                                             COMPANY                                            1,700          241
                                           GEHE A.G.
                                             PHARMACEUTICALS DISTRIBUTOR                        3,300          191
                                           Bayerische Vereinsbank A.G.
                                             COMMERCIAL BANK                                    1,600          104
                                           ---------------------------------------------------------------------------
                                                                                                               807
----------------------------------------------------------------------------------------------------------------------
ITALY--2.4%
                                           Telecom Italia, SpA
                                             TELECOMMUNICATIONS, ELECTRONICS AND
                                             NETWORK CONSTRUCTION                              39,000          366
                                           (a)Assicurazioni Generali, SpA
                                             LIFE AND PROPERTY INSURANCE COMPANY                3,250          138
                                           Istituto Bancario San Paolo di Torino
                                             COMMERCIAL BANK                                    8,360          137
                                           Telecom Italia Mobile, SpA
                                             CELLULAR TELECOMMUNICATION SERVICE                17,500          119
                                           ---------------------------------------------------------------------------
                                                                                                               760
----------------------------------------------------------------------------------------------------------------------
SWITZERLAND--1.8%
                                           Novartis, A.G.
                                             PHARMACEUTICAL COMPANY                               180          338
                                           Nestle, S.A.
                                             FOOD MANUFACTURER                                    125          229
                                           ---------------------------------------------------------------------------
                                                                                                               567
----------------------------------------------------------------------------------------------------------------------
SPAIN--1.8%
                                           (a)Empresa Nacional de Electricidad S.A.
                                             ELECTRIC UTILITY                                  13,150          366
                                           Compania Telefonica Nacional de Espana S.A.
                                             TELECOMMUNICATIONS SERVICES                        9,883          190
                                           ---------------------------------------------------------------------------
                                                                                                               556
----------------------------------------------------------------------------------------------------------------------
IRELAND--1.2%
                                           Bank of Ireland, PLC
                                             BANK                                              17,628          396
                                           ---------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                                SHARES       VALUE
----------------------------------------------------------------------------------------------------------------------
SWEDEN--.7%
                                           Securitas A.B.
                                             INSTALLS SECURITY SYSTEMS AND PROVIDER OF
                                             GUARD SERVICES                                    28,000      $   220
                                           ---------------------------------------------------------------------------
                                           TOTAL EUROPEAN COUNTRIES--25.4%                                   8,006
                                           ---------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
PACIFIC REGION
----------------------------------------------------------------------------------------------------------------------
JAPAN--3.7%
                                           Nidec Corp.
                                             MANUFACTURER OF SMALL-SCALE MOTORS FOR
                                             HARD DISC DRIVES                                   2,300          294
                                           Bellsystem 24, Inc.
                                             CALL CENTER OPERATOR                               1,000          270
                                           Fuji Photo Film Co., Ltd.
                                             LEADING FILM AND CAMERA MANUFACTURER               6,000          222
                                           Sony Corp.
                                             CONSUMER ELECTRONIC PRODUCTS MANUFACTURER          2,900          211
                                           Nikko Securities Co., Ltd.
                                             LEADING SECURITIES BROKER AND DEALER              38,000          111
                                           Murata Manufacturing Co., Ltd.
                                             LEADING MAKER OF CERAMIC CAPACITORS AND
                                             FILTERS                                            1,000           46
                                           ---------------------------------------------------------------------------
                                                                                                             1,154
----------------------------------------------------------------------------------------------------------------------
TAIWAN--.3%
                                           Winbond Electronics Corp., GDR
                                             ELECTRONICS COMPONENTS MANUFACTURER                7,200           86
                                           ---------------------------------------------------------------------------
                                           TOTAL PACIFIC REGION--4.0%                                        1,240
                                           ---------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
COMMONWEALTH COUNTRIES
----------------------------------------------------------------------------------------------------------------------
AUSTRALIA--4.1%
                                           AAPT Limited
                                             TELECOMMUNICATION SERVICES                       225,000          623
                                           St. George Bank, Ltd.
                                             COMMERCIAL BANK                                   34,078          223
                                           Leighton Holdings
                                             CONSTRUCTION SERVICES AND CONSULTING              53,000          215
                                      (a)  Cable & Wireless Optus, Ltd.
                                             PROVIDERS OF COMMUNICATION AND
                                             TELECOMMUNICATIONS SERVICES                       90,000          214
                                           ---------------------------------------------------------------------------
                                                                                                             1,275
----------------------------------------------------------------------------------------------------------------------
CANADA--2.2%
                                           BCE, Inc.
                                             TELECOMMUNICATION SERVICES                         7,700          346
                                      (a)  Boardwalk Equities, Inc.
                                             REAL ESTATE MANAGEMENT COMPANY                    14,500          140
                                      (a)  Husky Injection Molding Systems, Ltd.
                                             SUPPLIER OF INJECTION MOLDING EQUIPMENT
                                             AND SERVICES FOR THE PLASTIC INDUSTRY             14,000          125
                                           Petro-Canada
                                             OIL EXPLORATION AND REFINING                       8,000           95
                                           ---------------------------------------------------------------------------
                                                                                                               706
                                           ---------------------------------------------------------------------------
                                           TOTAL COMMONWEALTH COUNTRIES--6.3%                                1,981
----------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                                              SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------
LATIN AMERICA
----------------------------------------------------------------------------------------------------------------------
MEXICO--.8%
                                           Fomento Economico Mexicano S.A. de C.V.
                                             PRODUCER OF BEER AND SOFT DRINKS                  84,000      $   186
                                           Kimberly-Clark de Mexico S.A. de C.V.
                                             PRODUCER OF CONSUMER PAPER PRODUCTS               22,700           65
                                           ---------------------------------------------------------------------------
                                           TOTAL LATIN AMERICAN COUNTRIES--.8%                                 251
                                           ---------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS--36.5%
                                           (Cost: $9,532)                                                   11,478
                                           ---------------------------------------------------------------------------
                                           TOTAL INVESTMENT PORTFOLIO--100%
                                           (Cost: $26,721)                                                 $31,436
                                           ---------------------------------------------------------------------------

At January 31, 1999, the fund's portfolio of investments had the following industry diversification (dollars in thousands):


                                                                       VALUE      %
      ------------------------------------------------------------------------------------
      Communications                                                  $ 2,872     9.1
      ------------------------------------------------------------------------------------
      Finance                                                           1,935     6.2
      ------------------------------------------------------------------------------------
      Consumer Cyclicals                                                1,172     3.7
      ------------------------------------------------------------------------------------
      Technology                                                        1,107     3.5
      ------------------------------------------------------------------------------------
      Health Care                                                         967     3.1
      ------------------------------------------------------------------------------------
      Basic Industries                                                    855     2.7
      ------------------------------------------------------------------------------------
      Consumer Staples                                                    769     2.4
      ------------------------------------------------------------------------------------
      Capital Goods                                                       653     2.1
      ------------------------------------------------------------------------------------
      Energy                                                              591     1.9
      ------------------------------------------------------------------------------------
      Utilities                                                           557     1.8
      ------------------------------------------------------------------------------------
      TOTAL COMMON STOCKS                                              11,478    36.5
      ------------------------------------------------------------------------------------
      TOTAL U.S. GOVERNMENT OBLIGATIONS                                19,958    63.5
      ------------------------------------------------------------------------------------
      TOTAL INVESTMENT PORTFOLIO                                      $31,436     100
      ------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $26,721,000 for federal income tax purposes at January 31, 1999, the gross unrealized appreciation was $5,298,000, the gross unrealized depreciation was $583,000 and the net unrealized appreciation on investments was $4,715,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JANUARY 31, 1999 (UNAUDITED)
(IN THOUSANDS)

---------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------
Investments, at value
(Cost: $26,721)                                               $31,436
---------------------------------------------------------------------
Receivables for:
  Investments sold                                                464
---------------------------------------------------------------------
  Dividends                                                        26
---------------------------------------------------------------------
    TOTAL ASSETS                                               31,926
---------------------------------------------------------------------

---------------------------------------------------------------------
LIABILITIES AND NET ASSETS
---------------------------------------------------------------------

Cash overdraft                                                     91
---------------------------------------------------------------------
Payable for:
  Investments purchased                                           394
---------------------------------------------------------------------
  Management fee                                                   16
---------------------------------------------------------------------
  Administrative services fee                                       6
---------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           31
---------------------------------------------------------------------
  Trustees' fees                                                   14
---------------------------------------------------------------------
    Total liabilities                                             552
---------------------------------------------------------------------
NET ASSETS                                                    $31,374
---------------------------------------------------------------------

---------------------------------------------------------------------
ANALYSIS OF NET ASSET
---------------------------------------------------------------------

Paid-in capital                                               $26,415
---------------------------------------------------------------------
Undistributed net realized gain on investments and foreign
currency transactions                                             208
---------------------------------------------------------------------
Net unrealized appreciation on investments                      4,717
---------------------------------------------------------------------
Undistributed net investment income                                34
---------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                   $31,374
---------------------------------------------------------------------

---------------------------------------------------------------------
THE PRICING OF SHARES
---------------------------------------------------------------------

SHARES OUTSTANDING                                              2,997
---------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
(Net assets / shares outstanding)                              $10.47
---------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JANUARY 31, 1999 (UNAUDITED)
(IN THOUSANDS)

---------------------------------------------------------------------
NET INVESTMENT INCOME
---------------------------------------------------------------------
  Interest                                                      $ 655
---------------------------------------------------------------------
  Dividends (less foreign taxes withheld of $6)                    54
---------------------------------------------------------------------
    Total investment income                                       709
---------------------------------------------------------------------
Expenses:
  Management fee                                                   95
---------------------------------------------------------------------
  Administrative services fee                                      39
---------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           47
---------------------------------------------------------------------
  Professional fees                                                 8
---------------------------------------------------------------------
  Reports to shareholders                                          15
---------------------------------------------------------------------
  Trustees' fees and other                                          9
---------------------------------------------------------------------
    Total expenses                                                213
---------------------------------------------------------------------
NET INVESTMENT INCOME                                             496
---------------------------------------------------------------------

---------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
---------------------------------------------------------------------

  Net realized gain on sales of investments and foreign
  currency transactions                                           620
---------------------------------------------------------------------
  Change in net unrealized appreciation on investments and
  assets and liabilities in foreign currencies                   (356)
---------------------------------------------------------------------
Net gain on investments                                           264
---------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 760
---------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                SIX MONTHS
                                                                   ENDED
                                                                JANUARY 31,         YEAR ENDED
                                                                   1999              JULY 31,
                                                                (UNAUDITED)            1998
----------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------------
  Net investment income                                           $   496              1,177
----------------------------------------------------------------------------------------------
  Net realized gain                                                   620              2,956
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                              (356)              (593)
----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  760              3,540
----------------------------------------------------------------------------------------------
  Distribution from net investment income                          (1,120)            (1,402)
----------------------------------------------------------------------------------------------
  Distribution from net realized gain                              (3,091)            (1,517)
----------------------------------------------------------------------------------------------
Total dividends to shareholders                                    (4,211)            (2,919)
----------------------------------------------------------------------------------------------
Net increase (decrease) from capital share transactions             1,755             (3,276)
----------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                       (1,696)            (2,655)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------

Beginning of period                                                33,070             35,725
----------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment income
of $34 and $658, respectively)                                    $31,374             33,070
----------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper Worldwide 2004 Fund (the fund) is a series of Kemper Target Equity Fund (the trust), an open-end management investment company organized as a business trust under the laws of Massachusetts. The objectives of the fund are to provide a guaranteed return of investment on the Maturity Date (November 15, 2004) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide a total return, a combination of capital growth and income. The fund pursues its objectives by investing a portion of its assets in zero coupon U.S. Treasury obligations and the balance of its assets primarily in an internationally diversified portfolio of foreign securities. The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the fund's portfolio, as well as by a guarantee from Scudder Kemper Investments, Inc., the fund's investment manager.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies on that day.

                             Portfolio debt securities are valued by pricing agents approved by the officers of the fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATION. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions. The fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar

NOTES TO FINANCIAL STATEMENTS

                             amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the fund. Interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             EXPENSES. Expenses arising in connection with a series of the trust are allocated to that series. Other trust expenses are allocated among the series in proportion to their relative net assets.

                             FUND SHARE VALUATION. Fund shares were sold during a limited offering period which ended in 1996, and are redeemed on a continuous basis. Fund shares were sold and are redeemed at net asset value (plus a commission on most sales). On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange by dividing the total value of the fund's investments and other assets, less liabilities, by the number of shares outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .60% of average daily net assets. The fund incurred a management fee of $95,000 for the six months ended
                             January 31, 1999.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the

NOTES TO FINANCIAL STATEMENTS

                             dates of execution and termination. Shareholders approved the new investment management agreement through a proxy solicitation that concluded in mid-December.

                             ADMINISTRATIVE SERVICES AGREEMENT. The trust has an administrative services agreement with Kemper Distributors, Inc. (KDI). For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the fund to KDI for the six months ended January 31, 1999 are $39,000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the trust's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent for the fund. For the six months ended January 31, 1999, KSvC received shareholder services fees of $13,000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the trust are also officers or directors of Scudder Kemper. For the six months ended January 31, 1999, the fund made no payments to its officers and incurred trustees' fees of $2,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended January 31, 1999,
                             investment transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                    $5,848
                             Proceeds from sales                           6,708

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                              SIX MONTHS ENDED            YEAR ENDED
                                                                                 JANUARY 31,               JULY 31,
                                                                                    1999                     1998
                                                                             -------------------      -------------------
                                                                             SHARES      AMOUNT       SHARES      AMOUNT
                                       ----------------------------------------------------------------------------------
                                       Shares issued in reinvestment of
                                       dividends                               407       $4,211         266       $ 2,828
                                       ----------------------------------------------------------------------------------
                                       Shares redeemed                        (219)      (2,456)       (537)       (6,104)
                                       ----------------------------------------------------------------------------------
                                       NET INCREASE (DECREASE) FROM
                                       CAPITAL SHARE TRANSACTIONS                        $1,755                   $(3,276)
                                       ----------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                       SIX MONTHS ENDED      YEAR ENDED      MONTH ENDED           YEAR ENDED JUNE 30,
                                         JANUARY 31,          JULY 31,        JULY 31,        ------------------------------
                                             1999               1998            1997           1997        1996        1995
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period                                     $ 11.77              11.60           11.13          10.60        9.96        9.02
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .20                .42             .03            .42         .36         .27
----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain             .08                .77             .44            .71         .63         .79
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations               .28               1.19             .47           1.13         .99        1.06
----------------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
  income                                       .42                .49              --            .44         .35         .12
----------------------------------------------------------------------------------------------------------------------------
  Distribution from net realized
  gain                                        1.16                .53              --            .16          --          --
----------------------------------------------------------------------------------------------------------------------------
Total dividends                               1.58               1.02              --            .60         .35         .12
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $ 10.47              11.77           11.60          11.13       10.60        9.96
----------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 2.59%             11.17            4.22          11.08       10.05       11.91
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO A AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------------------------------
Expenses                                      1.35%              1.19            1.19           1.19        1.32        1.29
----------------------------------------------------------------------------------------------------------------------------
Net investment income                         3.15%              3.49            3.20           3.63        3.60        3.77
----------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                 $31,374             33,070          35,725         34,766      37,818      30,699
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (annualized)                                  33%                27              30             25          50          75
----------------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Data for the period ended January 31, 1999 is unaudited.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held and adjourned for certain purposes to January 15, 1999. Kemper Worldwide 2004 Fund shareholders were asked to vote on three separate issues: approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc., approval of the new Sub-Advisory Agreement for the fund with Scudder Investments (U.K.) Limited, and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. The following are the results.

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For     Against   Abstain
      1,521,885  22,741    51,144

2) Approval of the new Sub-Advisory Agreement for the fund with Scudder Investments (U.K.) Limited. This item was approved.

         For     Against   Abstain
      1,510,096  20,938    64,736

3) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For     Against   Abstain
      1,256,552  71,545    145,739

Investment policies

         For     Against   Abstain
      1,254,066  74,032    145,739

Diversification

         For     Against   Abstain
      1,255,613  72,485    145,739

Borrowing

         For     Against   Abstain
      1,254,566  73,531    145,739

Senior securities

         For     Against   Abstain
      1,254,337  73,761    145,739

Concentration

         For     Against   Abstain
      1,255,613  72,485    145,739

Underwriting of securities

         For     Against   Abstain
      1,254,976  73,122    145,739

Investment in real estate

         For     Against   Abstain
      1,255,402  72,695    145,739

Purchase of commodities

         For     Against   Abstain
      1,254,135  73,963    145,739

Lending

         For     Against   Abstain
      1,255,613  72,485    145,739

Margin purchases and short sales

         For     Against   Abstain
      1,249,386  78,712    145,739

Pledging of assets

         For     Against   Abstain
      1,254,346  73,752    145,739

Purchases of securities

         For     Against   Abstain
      1,255,613  72,485    145,739

Purchases of options and warrants

         For     Against   Abstain
      1,255,613  72,485    145,739

TRUSTEES AND OFFICERS

TRUSTEES                       OFFICERS
DANIEL PIERCE                  MARK S. CASADY              CORNELIA SMALL
Chairman and Trustee           President                   Vice President

JAMES E. AKINS                 PHILIP J. COLLORA           LINDA J. WONDRACK
Trustee                        Vice President and          Vice President
                               Secretary
ARTHUR R. GOTTSCHALK                                       MAUREEN E. KANE
Trustee                        STEPHEN P. DEXTER           Assistant Secretary
                               Vice President
FREDERICK T. KELSEY                                        CAROLINE PEARSON
Trustee                        JOHN R. HEBBLE              Assistant Secretary
                               Treasurer
THOMAS W. LITTAUER                                         ELIZABETH C. WERTH
Trustee and Vice President     TRACY MCCORMICK             Assistant Secretary
                               Vice President
FRED B. RENWICK                                            BRENDA LYONS
Trustee                        ANN M. MCCREARY             Assistant Treasurer
                               Vice President
JOHN G. WEITHERS
Trustee                        KATHRYN L. QUIRK
                               Vice President

--------------------------------------------------------------------------------
LEGAL COUNSEL                  VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                               222 North LaSalle Street
                               Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                    KEMPER SERVICE COMPANY
SERVICE AGENT                  P.O. Box 419557
                               Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND                  INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                 801 Pennsylvania Avenue
                               Kansas City, MO 64105
--------------------------------------------------------------------------------
FOREIGN CUSTODIAN              THE CHASE MANHATTAN BANK
                               Chase Metro Tech Center
                               Brooklyn, NY 11245
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER          KEMPER DISTRIBUTORS, INC.
                               222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com


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